UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 26, 2005

FIFTH THIRD BANCORP

(Exact Name of Registrant as Specified in Its Charter)

OHIO

(State or Other Jurisdiction of Incorporation)

0-8076	31-0854434
(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center 38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of Principal Executive Offices)	(Zip Code)

(513) 534-5300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

As previously announced on September 26, 2005, Fifth Third Bancorp entered into an agreement with R. Mark Graf, its Chief Financial Officer and Senior Vice President, regarding his resignation as an officer and employee of the Registrant. On January 16, 2006, the parties entered into an amendment to the agreement, which provides that Mr. Graf will resign the earlier of (i) a date which is four weeks after a new Chief Financial Officer begins employment with the Bank, or (ii) a date which is eight weeks after Mr. Graf provides notice of his resignation to the Bank.

A copy of the above-mentioned amendment is being filed as Exhibit 10 to this Current Report on Form 8-K.

Item 2.02	Results of Operations and Financial Condition

On January 17, 2006, Fifth Third Bancorp issued a press release and its quarterly and annual financial supplements announcing its earnings release for the fourth quarter of 2005. A copy of this press release and its quarterly and annual financial supplements are attached as Exhibits 99.1, 99.2 and 99.3, respectively. This information is furnished under both Item 2.02 Results of Operations and Financial Condition and Item 7.01 Regulation FD Disclosure. The information in this Form 8-K and Exhibits attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

As disclosed in Item 1.01 above, on January 16, 2006, Fifth Third announced that it had entered into an amendment to the agreement dated September 26, 2005 with R. Mark Graf, its Chief Financial Officer and Senior Vice President, regarding his resignation as an officer and employee of the Registrant. Mr. Graf will resign the earlier of (i) a date which is four weeks after a new Chief Financial Officer begins employment with the Bank, or (ii) a date which is eight weeks after Mr. Graf provides notice of his resignation to the Bank.

Item 7.01	Regulation FD Disclosure

On January 17, 2006, Fifth Third Bancorp issued a press release and its quarterly and annual financial supplements announcing its earnings release for the fourth quarter of 2005. A copy of this press release and its quarterly and annual financial supplements are attached as Exhibits 99.1, 99.2 and 99.3, respectively. This information is furnished under both Item 2.02 Results of Operations and Financial Condition and Item 7.01 Regulation FD Disclosure. The information in this Form 8-K and Exhibits attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 9.01	Financial Statements and Exhibits

Exhibit 10    – Amendment dated January 16, 2006 to the Letter Agreement.

Exhibit 99.1 – Press release dated January 17, 2006.

Exhibit 99.2 – Quarterly Financial Supplement.

Exhibit 99.3 – Annual Financial Supplement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

January 17, 2006	/s/ R. Mark Graf
R. Mark Graf
Senior Vice President and Chief Financial Officer